SECOND AMENDMENT

TO

AGREEMENT AND PLAN OF MERGER

THIS SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER (the “Amendment”) is entered into as of February 6, 2013, by and among Canwealth Minerals Corporation, a Delaware corporation (“Canwealth”), USG1, Inc., a Delaware corporation (“USG1”), and Kimi Royer, as representative of the USG1 Stockholders (the “Stockholder Representative”). Canwealth, USG1 and the Stockholder Representative are sometimes collectively referred to herein as the “Parties.”

WITNESSETH

WHEREAS, the Parties entered into that certain Agreement and Plan of Merger, dated August 10, 2012, as amended by that certain First Amendment to Agreement and Plan of Merger, dated January 15, 2013 (as amended, the “Merger Agreement”).

WHEREAS, the Parties desire to authorize and approve the form of Certificate of Merger to effectuate the Merger.

WHEREAS, Schedule “B” to the Merger Agreement, which set forth the capitalization of the Surviving Company following the Merger, contained certain inaccuracies.

WHEREAS, the Parties desire to further amend the Merger Agreement as provided herein to correct Schedule “B” to the Merger Agreement.

NOW, THEREFORE, in accordance with Section 5.02 of the Merger Agreement, the Parties hereby agree as follows:

1.          Defined terms used herein and not otherwise defined shall have the meanings ascribed to them in the Merger Agreement.

2.          The Parties hereby agree that subject to the conditions of the Merger Agreement, they shall cause a Certificate of Merger, in the form attached hereto as Schedule “A”, to be filed to effectuate the Merger. As contemplated by the Certificate of Merger, the Surviving Company shall change its name to “Canwealth Minerals Corporation” upon filing of the Certificate of Merger.

3.           Schedule “B” to this Amendment replaces and supersedes Schedule “B” to the Merger Agreement in all respects.

4.           This Amendment may be executed in any number of counterparts, all of which, when taken together, will be deemed to constitute one and the same agreement. Signatures delivered by facsimile or electronic mail shall be deemed original signatures for all purposes of this Amendment.

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5.           Except for the amendment to the Merger Agreement specifically set forth in this Amendment, the Merger Agreement shall remain in full force and effect in all respects.

[Remainder of page intentionally left blank; signature pages follows.]

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IN WITNESS WHEREOF, the parties have executed this Second Amendment to Agreement and Plan of Merger as of the date first written above.

CANWEALTH MINERALS
CORPORATION

By:	/s/ Garth McIntosh
Name: Garth McIntosh
Title: President, ICBS, Ltd.

USG1, INC.

By:	/s/ Kimi Royer
Name: Kimi Royer
Title: Chief Executive Officer

/s/ Kimi Royer
Kimi Royer, as Stockholder Representative

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SCHEDULE “A”

Certificate of Merger

STATE OF DELAWARE

CERTIFICATE OF MERGER OF

DOMESTIC CORPORATIONS

Pursuant to Title 8, Section 251(c) of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:

FIRST: The name of the surviving corporation is USG1, INC. and the name of the corporation being merged into this surviving corporation is CANWEALTH MINERALS CORPORATION.

SECOND: An Agreement of Merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations.

THIRD: The name of the surviving corporation in the merger herein certified USG1, INC., a Delaware corporation.

FOURTH: The Certificate of Incorporation of USG1, INC. shall continue to be the Certificate of Incorporation of said surviving corporation, and said Certificate of Incorporation shall be amended to amend Article One, relating to the of said surviving corporation, to read as follows:

“ARTICLE ONE: The name of the corporation is CANWEALTH MINERALS CORPORATION.”

FIFTH: The merger is to become effective on the date of filing of this Certificate of Merger.

SIXTH: An executed copy of the Agreement of Merger between the aforesaid constituent corporations is on file at 1376 Perrot Boulevard, Ile Perrot, Quebec, Canada J7V 7P2, the principal place of business of the aforesaid surviving corporation.

SEVENTH: A copy of the aforesaid Agreement of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any shareholder of each of the aforesaid constituent corporations.

IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the _____ day of February, 2013.

By:
Kimi Royer, President

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SCHEDULE “B”

Capitalization Schedule

USG1, Inc. Capitalization Schedule

Schedule B

Authorized:
Common Shares	100,000,000
Preferred Shares	20,000,000

Outstanding Common:
Shareholder	Common Shares	Percent Owned
ICBS, Ltd.	38,648,077	76.12%
Radcor Inc.	5,521,154	10.88%
Kimi Royer	550,000	1.08%
Robert Blessing	550,000	1.08%
Preston Jones	550,000	1.08%
Roger Dredge	350,000	0.69%
Trevor Stephens	350,000	0.69%
Brian Rietze	300,000	0.59%
Ryan Schramm	300,000	0.59%
Tiber Creek Corp	250,000	0.49%
Jason Cornelius	250,000	0.49%
Brenda Sullivan	250,000	0.49%
Ron Moss	150,000	0.30%
Paul Brown	150,000	0.30%
Louis Martone	150,000	0.30%
Terrance Frost	150,000	0.30%
Jeffery Hilbert	150,000	0.30%
Vera Lvovich	150,000	0.30%
William Bernard	150,000	0.30%
Tino Romagnoli	150,000	0.30%
Ramsey Schantz	150,000	0.30%
Phil Clodgo	150,000	0.30%
Chris Strobel	100,000	0.20%
Zach Blessin	100,000	0.20%
Justin Blessin	100,000	0.20%
Marc Quattrini	100,000	0.20%
Bernie Smith	50,000	0.10%
Edward Clausin	50,000	0.10%
Brian Murphy	50,000	0.10%
Cyndi Barnett	50,000	0.10%
Daniel Mara	50,000	0.10%
Daniel Kay	50,000	0.10%
Erica Mattson	50,000	0.10%
Joseph Hurley	50,000	0.10%
Matthew Hoffman	50,000	0.10%
Mike Cocchimiglio	50,000	0.10%
Paul Apo	50,000	0.10%
Kenneth Wininger	50,000	0.10%
Randy Stahla	50,000	0.10%
Robert Wall	50,000	0.10%
Roy Hubbard	50,000	0.10%
Peter Jett	50,000	0.10%
Wayne Watson	50,000	0.10%
Winston Prince	50,000	0.10%
Chris Penuel	50,000	0.10%
Aninash Mistri	50,000	0.10%
Total Outstanding	50,769,231	100%

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Outstanding Preferred:
Shareholder	Preferred Shares	Percent Owned

None

Options, Warrants, Grants, etc.
Shareholder	Type	Percent Owned

None

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